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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2000 in this Amendment No. 4 to the Registration Statement (Form S-1) and related Prospectus of Vyyo Inc.

                                          /s/ ERNST & YOUNG LLP

San Jose, California
March 31, 2000